    MORGAN STANLEY INSTITUTIONAL FUND TRUST - INVESTMENT GRADE FIXED INCOME
                                   PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                         AMOUNT OF      % OF      % OF
                                      OFFERING         TOTAL         SHARES      OFFERING    FUNDS
  SECURITY       PURCHASE/   SIZE OF  PRICE OF       AMOUNT OF      PURCHASED    PURCHASED   TOTAL                  PURCHASED
  PURCHASED     TRADE DATE  OFFERING   SHARES         OFFERING       BY FUND     BY FUND    ASSETS     BROKERS         FROM
----------------------------------------------------------------------------------------------------------------------------

                                                                                                        Morgan
                                                                                                       Stanley,
                                                                                                        Citi,
                                                                                                        Credit
                                                                                                       Suisse,
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                         Co.,
                                                                                                       Deutsche
                                                                                                         Bank
                                                                                                     Securities,
                                                                                                       JPMorgan
                                                                                                         RBS
                                                                                                      Greenwich
                                                                                                       Capital,
                                                                                                        Daiwa
                                                                                                      Securities
                                                                                                         SMBC
                                                                                                       Europe,
                                                                                                      Mitsubishi
                                                                                                         UFJ
    Capmark                                                                                          Securities,
   Financial                                                                                           Wachovia
  Group 6.30%    05/03/07      --      $99.84       $295,000.00       180,000      0.06%     0.06%  Securities,     Citigroup
 due 5/10/2017                                                                                       West LB AG,
                                                                                                       Bank of
                                                                                                       America
                                                                                                      Securities
                                                                                                         LLC,
                                                                                                       Natixis,
                                                                                                     RBC Capital
                                                                                                       Markets,
                                                                                                        Scotia
                                                                                                       Capital,
                                                                                                        Lehman
                                                                                                      Brothers,
                                                                                                       Shinsei
                                                                                                     International
                                                                                                       Limited

                                                                                                        Morgan
                                                                                                       Stanley,
                                                                                                        Citi,
                                                                                                        Credit
                                                                                                       Suisse,
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                         Co.,
                                                                                                       Deutsche
                                                                                                         Bank
                                                                                                     Securities,
                                                                                                       JPMorgan
                                                                                                         RBS
                                                                                                      Greenwich
                                                                                                       Capital,
                                                                                                        Daiwa
                                                                                                      Securities
                                                                                                         SMBC
                                                                                                       Europe,
                                                                                                      Mitsubishi
                                                                                                         UFJ
                                                                                                     Securities,
                                                                                                       Wachovia
    Capmark                                                                                          Securities,
   Financial     05/03/07      --      $99.96         $715,000.00     435,000.00   0.60%     0.14%   West LB AG,     Citigroup
 Group 5.875%                                                                                          Bank of
 due 5/10/2012                                                                                         America
                                                                                                      Securities
                                                                                                         LLC,
                                                                                                       Natixis,
                                                                                                     RBC Capital
                                                                                                       Markets,
                                                                                                        Scotia
                                                                                                       Capital,
                                                                                                        Lehman
                                                                                                      Brothers,
                                                                                                       Shinsei
                                                                                                     International
                                                                                                       Limited

                                                                                                     GS Mortgage
                                                                                                      Securities
                                                                                                        Trust
                                                                                                      2007-GG10,
                                                                                                     GS Mortgage
                                                                                                      Securities
                                                                                                     Corporation
                                                                                                         II,
                                                                                                      Greenwich
                                                                                                       Capital
                                                                                                      Financial
                                                                                                      Products,
                                                                                                        Inc.,
                                                                                                       Goldman
                                                                                                        Sachs
                                                                                                       Mortgage
  GS Mortgage                                                                                          Company,
  Securities                                                                                          Commercial
 Corop II 2007   06/21/07      --      $99.25   $3,661,032,000.00 $2,900,000,000   0.07%     0.57%     Mortgage     Goldman Sachs
   5.99% due                                                                                         Pass-Through
   8/10/2045                                                                                         Certificates,
                                                                                                        Series
                                                                                                      2007-GG10,
                                                                                                         RBS
                                                                                                      Greenwich
                                                                                                       Capital,
                                                                                                        Bear,
                                                                                                      Stearns &
                                                                                                       Co. Inc,
                                                                                                        Morgan
                                                                                                       Stanley,
                                                                                                       Goldman
                                                                                                       Sachs &
                                                                                                         Co.,
                                                                                                       Merrill
                                                                                                       Lynch &
                                                                                                         Co.,
                                                                                                       Wachovia
                                                                                                      Securities

                                                                                                       Deutsche
                                                                                                         Bank
                                                                                                     Securities,
  Commercial                                                                                           Capmark
 Mortgage Pass                                                                                       Securities,
 Throu 6.0103%   08/06/07      --      $98.68   $1,454,915,000.00   1,850,000       7.09%    0.35%    Citigroup,    Deutsche Bank
due 12/10/2049                                                                                          Morgan
                                                                                                        Stanley,
                                                                                                       KeyBanc
                                                                                                       Capital
                                                                                                       Markets,